UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 16, 2005

RESOLUTION PERFORMANCE PRODUCTS LLC

(Exact name of registrant as specified in its charter)

Delaware	333-57170	76-0607613
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

RPP CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-57170-01	76-0660306
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1600 Smith Street, Suite 2400

Houston, Texas 77002

(Address of principal executive offices including Zip Code)

(888) 949-2502

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 2.02.              Results of Operations and Financial Condition.

(a)    On May 16, 2005, the Registrants issued a press release announcing their results for the quarter ended March 31, 2005, which is furnished herewith as Exhibit 99.1.  A reconciliation of non-GAAP measures to GAAP financials measures is included in the press release and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Document
99.1	Press Release dated May 16, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOLUTION PERFORMANCE
PRODUCTS LLC
(Registrant)

Dated: May 16, 2005	By:	/s/ David S. Graziosi
		Title:	Executive Vice President
and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPP CAPITAL CORPORATION
(Registrant)

Dated: May 16, 2005	By:	/s/ David S. Graziosi
		Title:	Executive Vice President
and Chief Financial Officer